EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of PEPTIDE TECHNOLOGIES, INC. (the "Company") on Form 10-Q for the period ended February 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Fortescue, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    April 16, 2012



By:      /s/Richard Fortescue
         -----------------------------------
         Richard Fortescue
         Chief Financial Officer (Principal Accounting Officer)